CERTIFICATE OF INCORPORATION

OF

BOGNER & ALBRECHT, LTD.

Under Section 402 of the Business Corporation Law

IT IS HEREBY CERTIFIED THAT:

1. The name of the corporation is:

BOGNER & ALBRECHT, LTD.

2. The purpose or purposes for which the corporation is formed as follows, to wit:

To engage in any lawful act or activity for which corporations may be formed under the Business Corporation Law. The corporation is not formed to engage in any act or activity requiring the consent or approval of any state official, department, board, agency or other body without such consent or approval first being obtained.

To own, operate, manage, acquire and deal in property, real and personal, which may be necessary to the conduct of the business.

The corporation shall have all of the powers enumerated in Section 202 of the Business Corporation Law, subject to any limitations provided in the Business Corporation Law or any other statute in the State of New York.

3. A director of the corporation shall not be liable to the corporation or its shareholders for damages for any breach of duty in such capacity except for

(i) liability if a judgment or other final adjudication adverse to a director establishes that his or her acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law or that the director personally gained in fact a financial profit or other advantage to which he or she was not legally entitled or that the director's acts violated BCL Section 719, or

(ii) liability for any act or omission prior to the adoption of this provision.

4. The county in which the office of the corporation is to be located in the State of New York is: Suffolk

5. The aggregate number of shares which the corporation shall have authority to issue is 200 shares, no par value.

6. The Secretary of State is designated as agent of the corporation upon whom process against it may be served. The post office address to which the Secretary of State shall mail a copy of any process against the corporation served upon him is:

The corporation
50 Pine Drive
Cold Spring Harbor, New York 11724

The undersigned incorporator is of the age of eighteen years or over.

IN WITNESS WHEREOF, this certificate has been subscribed this 9th day of November, 1988 by the undersigned who affirms that the statements made herein are true under the penalties of perjury.

Elizabeth A. McNally
Elizabeth A. McNally
33 Rensselaer Street
Albany, New York 12202

870510 3

X X L
X X L
X X L
XX L
X X L
X X L
X X LLLLLLL

STATE OF NEW YORK
DEPARTMENT OF STATE
FILED NOV 10 1988
AMT. OF CHECK $ 120
FILING FEE $ 100
TAX $
COUNTY FEE $
COPY $
CERT $
REFUND $
SPEC HANDLE $ 10
BY: DG

CERTIFICATE OF INCORPORATION

OF

BOGNER & ALBRECHT, LTD.

FILED BY:

Michael Kroll, Esq.
171 Stillwell Lane
Syosset, New York 11791

BILLED

FILED

NYS DEPARTMENT OF STATE - DIVISION OF CORPORATIONS

Statement of Addresses and Directors, Part A

	FILING PERIOD	FEE
1305604	11/1992	$50.00

CORPORATION NAME
BOGNER & ALBRECHT, LTD.

1 FARM CORPORATION	☐	The corporation is a corporation engaged in the production of crops, livestock, and livestock products on land used in agricultural production (Agriculture and Markets Law Section 301). It is not required to report.
2 NAME AND BUSINESS ADDRESS OF THE CHAIRMAN OF THE BOARD OF DIRECTORS	NAME	ERWIN BOGNER
	ADDRESS	50 PINE DRIVE
	CITY	COLD SPRING HARBOR — STATE NY — ZIP + 4 11724
3 ADDRESS OF THE PRINCIPAL EXECUTIVE OFFICE	NAME	BOGNER & ALBRECHT, LTD.
	ADDRESS	50 PINE DRIVE
	CITY	COLD SPRING HARBOR — STATE NY — ZIP + 4 11724
4 SERVICE OF PROCESS ADDRESS	NAME	
	ADDRESS	
	CITY	STATE — ZIP + 4

NYS DEPARTMENT OF STATE - DIVISION OF CORPORATIONS

Statement of Addresses and Directors, Part B

	FILING PERIOD	FEE
1305604	11/1992	$50.00

CORPORATION NAME
BOGNER & ALBRECHT, LTD.

AR 921124002574

(1) NAME AND BUSINESS ADDRESS OF THE CHAIRMAN OF THE BOARD OF DIRECTORS

NO ADDRESS ON FILE

(2) ADDRESS OF THE PRINCIPAL EXECUTIVE OFFICE

NO ADDRESS ON FILE

(3) SERVICE OF PROCESS ADDRESS
BOGNER & ALBRECHT, LTD.
50 PINE DRIVE
COLD SPRING HARBOR NY 11724

MAKE NO MARKS BELOW THIS LINE — PLEASE SIGN AND DATE ON REVERSE — DOS-1157-B/92

9199211 301305604 305000

IMPORTANT NOTICE 921124002577

A New York Corporation which is no longer conducting business should file a Certificate of Dissolution pursuant to section 1003 of the Business Corporation Law, and a foreign corporation no longer conducting business in New York State should file a Surrender of Authority pursuant to section 1310 or a Termination of Existence pursuant to section 1311 of the Business Corporation Law. An inactive corporation continues to accrue tax liability and possible interest and penalties until formally dissolved, surrendered, or terminated. Questions regarding the filing of these certificates should be directed to the NYS Department of State, Division of Corporations, 162 Washington Avenue, Albany, NY 12231-0001 or by calling 518-473-2492. You are also advised to request Publication 110, "Information and Instructions for Termination of Business Corporations" from the Department of Taxation and Finance. Requests for this publication and questions regarding taxation issues should be sent to the NYS Department of Taxation and Finance, Processing and Revenue Management Division, Dissolution Unit, Building 8, Room 302, W.A. Harriman Campus, Albany, NY 12227.

Filing Period and Penalty – the filing period is the calendar month during which the original certificate of incorporation or application for authority was filed or the effective date that corporate existence began, if stated in the certificate of incorporation. Failure to timely file this statement will be reflected in the department's records as past due or delinquent and may later subject the corporation to a fine of $250. See section 409 of the Business Corporation Law.

Filing Fee – The statutory filing fee is $50. It must be paid by cash, certified check, attorney's check, or postal money order made payable to the "Department of State." Other forms of payment will not be accepted. DO NOT mail cash.

Send entire form, completed, and with $50.00 fee, in the self-mailer envelope, to the Department of State, Division of Corporations, 162 Washington Avenue, Albany, NY 12231-0002.

Statement of Addresses and Directors, Part C

IN WITNESS WHEREOF, this certificate has been subscribed this 10th day of Nov, 1992, by the undersigned who affirms that the statements made herein are true under the penalties of perjury.

RUEDIGER ALBRECHT
PRINT OR TYPE NAME

VICE PRESIDENT
PRINT OR TYPE TITLE

SIGNATURE

STATE OF NEW YORK
DEPARTMENT OF STATE
FILED NOV 24 1992
BY: pmb

921124002573

MAKE NO MARKS BELOW THIS LINE

F0301150000242

New York State
Department of State
Division of Corporations, State Records
and Uniform Commercial Code
41 State Street
Albany, NY 12231

CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION
OF

Bogner + ALbrecht, LTD
(Insert Name of Domestic Corporation)

Under Section 805 of the Business Corporation Law

FIRST: The name of the corporation is: Bogner + ALbrecht, LTD

If the name of the corporation has been changed, the name under which it was formed is: ______

SECOND: The date of filing of the certificate of incorporation with the Department of State is: 11-10-88

THIRD: (Set forth each amendment in a separate paragraph providing the subject matter and full text of each amended paragraph.) The amendment effected by this certificate of amendment is as follows:

Paragraph 1 of the Certificate of Incorporation relating to Name

is hereby amended to read in its entirety as follows: The name of The Corporation is Custom Automated Services Inc.

FOURTH: The certificate of amendment was authorized by: (Check the appropriate box)

X G The vote of the board of directors followed by a vote of a majority of all outstanding shares entitled to vote thereon at a meeting of shareholders.

~~G The vote of the board of directors followed by the unanimous written consent of the holders of all outstanding shares.~~

James Lupo
(Signature)

James Lupo CPA
(Name and Capacity of Signer)

DOS-1554 (6/01)

F0301150000242

CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION
OF

Bogner + ALbrecht, LTD
(Insert Name of Domestic Corporation)

Under Section 805 of the Business Corporation Law

Filer's Name James Lupo

Address 28 Whittier Dr

City, State and Zip Code Greenlawn, N.Y. 11740

NOTE: This form was prepared by the New York State Department of State, It does not contain all optional provisions under the law. You are not required to use this form. You may draft your own form or use forms available at legal stationery stores. The Department of State recommends that all documents be prepared under the guidance of an attorney. The certificate must be submitted with a $60 filing fee, plus the required tax on shares pursuant to §180 of the Tax Law, if applicable.

For Office Use Only

STATE OF NEW YORK
DEPARTMENT OF STATE
FILED JAN 1 5 2003
TAX $ ______
BY: ______

2 241

6030521000893

New York State
Department of State
Division of Corporations, State Records
and Uniform Commercial Code
41 State Street
Albany, NY 12231

CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION
OF

Custom Automated Services, Inc.
(Insert Name of Domestic Corporation)

Under Section 805 of the Business Corporation Law

FIRST: The name of the corporation is. Custom Automated Services, Inc.

If the name of the corporation has been changed, the name under which it was formed is: Bogner + Albrecht, LTD.

SECOND: The date of filing of the certificate of incorporation with the Department of State is: 11-10-88.

THIRD: (Set forth each amendment in a separate paragraph providing the subject matter and full text of each amended paragraph.) The amendment effected by this certificate of amendment is as follows:

Paragraph 1 of the Certificate of Incorporation relating to Name

is hereby amended to read in its entirety as follows: The name of the Corporation is Customated Automated Systems, Inc.

FOURTH: The certificate of amendment was authorized by: (Check the appropriate box)

X G The vote of the board of directors followed by a vote of a majority of all outstanding shares entitled to vote thereon at a meeting of shareholders.

~~G The vote of the board of directors followed by the unanimous written consent of the holders of all outstanding shares.~~

James Lupo
(Signature)

James Lupo CPA
(Name and Capacity of Signer)

DOS-1554 (5/01)

1

1-030521000893

CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION
OF

Custom Automated Services, Inc
(Insert Name of Domestic Corporation)

Under Section 805 of the Business Corporation Law

Filer's Name James Lupo

Address 28 Whittier Dr

City, State and Zip Code Greenlawn, N.Y. 11740

NOTE: This form was prepared by the New York State Department of State. It does not contain all optional provisions under the law. You are not required to use this form. You may draft your own form or use forms available at legal stationery stores. The Department of State recommends that all documents be prepared under the guidance of an attorney. The certificate must be submitted with a $60 filing fee, plus the required tax on shares pursuant to §180 of the Tax Law, if applicable.

For Office Use Only

cs|

STATE OF NEW YORK
DEPARTMENT OF STATE
FILED MAY 21 2003
TAX $ ________
BY: cq
Suffolk

2

030521000918

F030611000 /37

New York State
Department of State
Division of Corporations, State Records
and Uniform Commercial Code
41 State Street
Albany, NY 12231

CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION
OF

Customated Automated Systems, Inc
(Insert Name of Domestic Corporation)

Under Section 805 of the Business Corporation Law

FIRST: The name of the corporation is: Customated Automated Systems, Inc.

If the name of the corporation has been changed, the name under which it was formed is: Bogner & Albrecht, LTD

SECOND: The date of filing of the certificate of incorporation with the Department of State is: 11-10-88

THIRD: (Set forth each amendment in a separate paragraph providing the subject matter and full text of each amended paragraph.) The amendment effected by this certificate of amendment is as follows:

Paragraph 1 of the Certificate of Incorporation relating to Name

is hereby amended to read in its entirety as follows: The name of the Corporation is Custom Automated Systems, Inc.

FOURTH: The certificate of amendment was authorized by: (Check the appropriate box)

X G The vote of the board of directors followed by a vote of a majority of all outstanding shares entitled to vote thereon at a meeting of shareholders.

~~G The vote of the board of directors followed by the unanimous written consent of the holders of all outstanding shares.~~

James Lupo
(Signature)

James Lupo CPA
(Name and Capacity of Signer)

1

DOS-1554 (5/01)

F030611000137

CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION
OF

Customated Automated Systems, Inc.
(Insert Name of Domestic Corporation)

Under Section 805 of the Business Corporation Law

Filer's Name James Lupo

Address 28 Whittier Dr.

City, State and Zip Code Greenlawn, N.Y. 11740

NOTE: This form was prepared by the New York State Department of State. It does not contain all optional provisions under the law. You are not required to use this form. You may draft your own form or use forms available at legal stationery stores. The Department of State recommends that all documents be prepared under the guidance of an attorney. The certificate must be submitted with a $60 filing fee, plus the required tax on shares pursuant to §180 of the Tax Law, if applicable.

For Office Use Only

STATE OF NEW YORK
DEPARTMENT OF STATE
FILED JUN 11 2003
TAX $
BY: [signature]
Suffolk

2

030611000 138

Erwin Bogner

PRINT OR TYPE NAME OF SIGNER

Erwin Bogner

Pres

PRINT OR TYPE THE TITLE OR CAPACITY OF THE SIGNER

DR030612000 2302

Erwin Bogner

SIGNATURE

STATE OF NEW YORK
DEPARTMENT OF STATE

FILED JUN 12 2003

MAKE NO MARKS BELOW THIS LINE

BY: ICB

030612002302